UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2026

MONTE ROSA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40522	84-3766197
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Harrison Avenue, Suite 900

Boston, MA 02118

(Address of principal executive offices, including zip code)

(617) 949-2643

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GLUE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On October 1, 2026, Monte Rosa Therapeutics, Inc. (the “Company”) issued a press release titled “Monte Rosa Therapeutics Announces Positive Results for MRT-8102 in GFORCE-1 Phase 1 Study Showing Normalization of Key Pathogenic Drivers of ASCVD in Subjects with Elevated CVD Risk” (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on October 1, 2026, the Company will host a conference call and webcast presentation to discuss results from its GFORCE-1 Phase 1 study of MRT-8102, a NEK7-directed molecular glue degrader (“MGD”) being developed for the treatment of inflammatory conditions driven by the NLRP3 inflammasome. A copy of the presentation from the webcast will be available on the “Presentations” page of the Company’s website at www.monterosatx.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On October 1, 2026, the Company announced positive data from GFORCE-1, a Phase 1 study evaluating MRT-8102, a NEK7-directed MGD being developed for the treatment of NLRP3/IL-1-driven inflammatory diseases.

Summary of GFORCE-1 Results

•
GFORCE-1 enrolled 108 obese subjects with elevated CVD risk, randomized to MRT-8102 at 5 mg, 20 mg, or 40 mg once daily, or to placebo, for 4 weeks of dosing and 4 weeks of follow-up safety evaluation.
•
MRT-8102 achieved robust and sustained NEK7 degradation, with a median reduction of approximately 80 to 90% observed across all three dose levels.
•
Both local drivers of atherosclerotic plaque progression and instability and systemic inflammatory biomarkers were substantially reduced following MRT-8102 administration at all three dose levels to levels comparable with baseline values from Phase 1 healthy volunteers.
•
MRT-8102 administration reduced median lipoprotein(a) by 24%, comparable to PCSK9 inhibitors. Unlike IL-6(R) blockade, MRT-8102 treatment did not increase LDL-C or triglyceride levels.
•
MRT-8102 was well tolerated over eight weeks (four weeks of dosing and four weeks follow-up). No serious adverse events (SAEs) were reported. Rates of treatment-emergent adverse events (TEAEs) were similar between MRT-8102 and placebo, occurring in 33% of MRT-8102 participants and 30% of placebo participants, with no evidence of increased infection risk.

Phase 2 Program for MRT-8102

Monte Rosa expects to initiate multiple Phase 2 studies of MRT-8102 in indications with high unmet need and strong biologic rationale for targeting the NLRP3/IL-1 pathway:

•
GFORCE-2, a focused Phase 2b study of MRT-8102 in patients with stable coronary artery disease and residual inflammation, is expected to initiate in H1 2027. The study design, pending regulatory feedback, will evaluate changes in local pathogenic drivers of ASCVD, systemic biomarkers, and cardiovascular imaging over a six-month dosing period to specifically observe modulation of plaque biology, as well as changes in inflammatory, thrombogenic, and lipid mediators of disease. The Company is working to complete long-term preclinical toxicology studies to support this 6-month study.
•
GEMINI-1, a Phase 2 study of MRT-8102 in patients with gout, is expected to initiate in Q4 2026 or Q1 2027. The study will investigate prevention of flare recurrence following management of acute flares with MRT-8102. Initial data are expected in H2 2027.
•
GALAXY-1, a Phase 2 study of MRT-8102 in patients with moderate to severe hidradenitis suppurativa, is expected to initiate in H1 2027.

Forward-Looking Statements

This Current Report on Form 8-K includes express and implied “forward-looking statements,” including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and in some cases, can be identified by terms such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained herein include, but are not limited to, statements about our ability to grow our product pipeline, our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials, statements regarding our progress and speed of development of only-in-class and first-in-class molecular glue degrader therapeutics, statements around the Company's QuEEN™ discovery engine and the broad potential applications of the platform and the Company's ability to create long-term value through focused pipeline execution and strategic collaborations, statements about the advancement and timeline of our preclinical and clinical programs, pipeline and the various products therein, statements regarding the positive Phase 1 data of MRT-8102 from the GFORCE-1 study, including the safety, tolerability, target engagement, and other results observed, statements regarding the potential of MRT-8102 to normalize local and systemic pathologic drivers of ASCVD and to address NLRP3/IL-1-driven inflammatory diseases, our expectations regarding the potential of targeting NEK7 at the top of the NLRP3 inflammasome signaling cascade to provide differentiated clinical impact across NLRP3-driven diseases, including compared with targeting individual downstream cytokines, statements regarding the planned initiation of GFORCE-2, a Phase 2b study of MRT-8102 in patients with stable coronary artery disease and residual inflammation, including the expected timing, study design, regulatory feedback regarding the study design, use of coronary artery imaging, NLRP3 genetics and biomarkers to identify a disease-modifiable patient population and inform the design of a potential Phase 3 study, and the completion of long-term preclinical toxicology studies to support GFORCE-2, statements regarding the planned initiation of GEMINI-1, a Phase 2 study of MRT-8102 in patients with gout, including the expected timing, study design and objective of evaluating prevention of flare recurrence, and the expected timing of initial data, statements regarding the planned initiation of GALAXY-1, a Phase 2 study of MRT-8102 in patients with moderate to severe hidradenitis suppurativa, including the expected timing, statements regarding dose selection informed by GFORCE-1 data for further development across various NLRP3-driven diseases, statements regarding a genetically enrichable higher-risk population identified through NLRP3 risk alleles for potential future development, statements regarding opportunities for MRT-8102 in inflammatory diseases and statements around our expectations of success for our programs, among others. By their nature, these statements are subject to numerous risks and uncertainties, including those risks and uncertainties set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission on March 17, 2026, and any subsequent filings, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the statements, as well as the risk that outcomes of preclinical studies may not be predictive of clinical trial results and the risk that initial or interim results from a clinical trial may not be predictive of the final results of the trial or the results of future trials. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our statements are reasonable, we cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. Recipients are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made and should not be construed as statements of fact. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, any future presentations, or otherwise, except as required by applicable law. Certain information contained in this Current Report on Form 8-K and the exhibits furnished herewith and any statements made orally during any presentation of this Current Report on Form 8-K and the exhibits furnished herewith that relate to this Current Report on Form 8-K and the exhibits furnished herewith or are based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data to be reliable as of the date of this Current Report on Form 8-K and the exhibits furnished herewith, we have not independently verified, and make no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of our internal estimates or research and no reliance should be made on any information or statements made in this Current Report on Form 8-K and the exhibits furnished herewith relating to or based on such internal estimates and research.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Monte Rosa Therapeutics, Inc. dated October 1, 2026.
99.2	MRT-8102 Phase 1 Clinical Data Update Presentation furnished by Monte Rosa Therapeutics, Inc. on October 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monte Rosa Therapeutics, Inc.

Date: October 1, 2026	By:	/s/ Markus Warmuth
Markus Warmuth
President and Chief Executive Officer